Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500
FOR IMMEDIATE RELEASE
CONTACT: Alex Wiseman
(616) 863-3974

WOLVERINE WORLDWIDE REPORTS 2024 SECOND QUARTER REVENUE AND EARNINGS ABOVE GUIDANCE

Raises mid-point of guidance range for fiscal year 2024 revenue and earnings

ROCKFORD, Mich., August 7, 2024 – Wolverine World Wide, Inc. (NYSE: WWW) today reported financial results for the second quarter ended June 29, 2024.

“We delivered better-than-expected revenue and earnings in the second quarter, while continuing to execute our ambitious turnaround plan,” said Chris Hufnagel, President and Chief Executive Officer of Wolverine Worldwide. “A year ago, we began to take fast and bold actions to build a new and better Company – focused squarely on our consumer and our new global brand-building model. Our team has executed with tremendous pace and urgency, driving substantial progress across the business. We've significantly lowered our debt and inventory levels, while meaningfully expanding our gross margin, and we’re beginning to see proof points of an inflection to growth – driven by stronger product pipelines and improved demand creation. Every day we’re making progress to position the Company for sustained growth in the future and, ultimately, to deliver better performance and greater returns for our shareholders.”

FINANCIAL HIGHLIGHTS

Financial results for 2024, and comparable results from 2023, in each case, for our ongoing business exclude the impact of Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and the Sperry business, which was sold in January 2024. Tables have been provided in the back of this release showing the impact of these adjustments on financial results for 2024 and 2023.

SECOND-QUARTER 2024 FINANCIAL HIGHLIGHTS

(in millions)	June 29, 2024	July 1, 2023	Y/Y Change	Constant Currency Change
Reported Segment Revenue Results:
Active Group	$305.9	$383.3	(20.2)%	(20.0)%
Work Group	$105.0	$117.8	(10.9)%	(11.0)%
Other	$14.3	$88.0	(83.8)%	(83.8)%
Total Revenue	$425.2	$589.1	(27.8)%	(27.7)%
Ongoing Total Revenue	$424.8	$520.8	(18.4)%	(18.3)%
Supplemental Revenue Information
Merrell	$142.7	$176.7	(19.2)%	(18.9)%
Saucony	$102.0	$141.7	(28.0)%	(27.6)%
Wolverine	$40.1	$41.4	(3.1)%	(3.2)%
Sweaty Betty	$44.0	$44.0	—%	(0.7)%
International - Reported	$216.0	$267.7	(19.3)%
International - Ongoing	$216.0	$252.9	(14.6)%
Direct-to-Consumer - Reported	$113.4	$132.4	(14.4)%
Direct-to-Consumer - Ongoing	$113.2	$113.4	(0.2)%
Reported Financial Metrics
Gross Margin	43.1%	38.7%	440 bps
Operating Expenses	$154.1	$181.7	(15.2)%
Operating Margin	6.8%	7.8%	(100) bps
Diluted Earnings Per Share	$0.17	$0.30	(43.3)%
Non-GAAP and Ongoing Business Financial Metrics
Adjusted Gross Margin	43.1%	39.1%	400 bps
Adjusted Operating Expenses	$156.1	$170.0	(8.2)%
Adjusted Operating Margin	6.3%	6.4%	(10) bps
Adjusted Diluted Earnings Per Share	$0.15	$0.19	(21.1)%
Constant Currency Earnings Per Share	$0.16	$0.19	(15.8)%

Gross margin improved significantly due to lower supply chain costs, lower sales of end-of-life inventory, less promotional eCommerce sales and favorable distribution channel mix.

Inventory at the end of the quarter was $297.1 million and was down $350.8 million or approximately 54.1% compared to the prior year and down $76.5 million from the prior year end.

Net Debt at the end of the quarter was $666 million, down $271 million compared to the prior year and down $75 million from the prior year end.

FULL-YEAR 2024 OUTLOOK

“We are pleased with how we are performing at this stage in our strategic transformation, and our second quarter results reflect the progress and the actions we've taken to improve the financial position of the Company," said Taryn Miller, Chief Financial Officer. “While there is more work to do as we advance Wolverine Worldwide's strategy, we believe the steps we are taking will position the business for long-term growth and value creation for shareholders."

For Fiscal year 2024, the Company currently expects:

•Revenue from its ongoing business to be approximately $1.71 to $1.73 billion. This range compares to the previous outlook of approximately $1.68 to $1.73 billion and represents a decline of approximately 14.2% to 13.2% and a constant currency decline of approximately 14.1% to 13.1% compared to 2023.
•Gross margin of approximately 44.5%, up 460 basis points compared to 2023, which remains unchanged from the previous outlook.
•Operating margin to be approximately 6.0 % and adjusted operating margin to be approximately 7.4%, up 350 basis points compared to 2023. This compares to the previous operating margin outlook of approximately 5.7% and adjusted operating margin of approximately 7.0%.
•The effective tax rate to be approximately 18.5%, as compared to the previous outlook of 18.0%
•Diluted earnings per share in the range of $0.53 to $0.63 and adjusted diluted earnings per share in the range of $0.75 to $0.85. This compares to the previous outlook for diluted earnings per share in the range of $0.43 to $0.63 and adjusted diluted EPS between $0.65 and $0.85. These full-year EPS expectations continue to include an approximate $0.10 negative impact from foreign currency exchange rate fluctuations.
•Diluted weighted average shares of approximately 80 million, unchanged from previous guidance.
•Inventory to decline by at least $75 million at year end compared to the prior year end, unchanged from previous guidance.
•Net Debt at year end to be approximately $565 million, a reduction of $175 million from the prior year end, unchanged from previous guidance.

NON-GAAP FINANCIAL MEASURES
Measures referred to in this release as “adjusted” financial results and the financial results of the "ongoing business" are non-GAAP measures. Adjusted financial results exclude environmental and other related costs net of recoveries, non-cash impairment of long-lived assets and reorganization costs. The financial results of the ongoing business exclude financial results from the Keds business, Sperry business and Wolverine Leathers business prior to the respective dates of sale of such businesses. Revenue adjusted for divestitures and business model changes exclude financial results from the Keds business, Sperry business and Wolverine Leathers business prior to the respective dates of sale of such businesses and are adjusted to include the impact of business model changes in 2023 (the transition of Hush Puppies North America to a licensing model, Hush Puppies IP sale, and conversion of the China joint ventures to the distributor model) and business model changes in 2024 (the transition of Merrell and Saucony Kids to a licensing model). The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results. The Company believes providing each of these non- GAAP measures provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates performance.

The Company has provided a reconciliation of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes these non-GAAP measures provide useful information to both management and investors because they increase the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enable better identification of trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

EARNINGS CALL INFORMATION
The Company will host a conference call today at 8:30 a.m. ET to discuss these results and current business trends. The conference call will be broadcast live and accessible under the “Investor Relations” tab at www.wolverineworldwide.com. A replay of the conference call will be available on the Company’s website for a period of approximately 30 days.

ABOUT WOLVERINE WORLDWIDE
Founded in 1883, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. The Company's diverse portfolio of highly recognized brands includes Merrell®, Saucony®, Sweaty Betty®, Hush Puppies®, Wolverine®, Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for more than 140 years, the Company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the Company’s turnaround and transformation; the Company's outlook for 2024 including, among others: reported, adjusted and constant currency revenue; reported and adjusted gross margin; reported and adjusted operating margin; reported and adjusted net earnings; effective tax rate; reported and adjusted diluted earnings per share; diluted weighted average shares; and net debt; as well as statements regarding the Company's progress executing its strategy to position the Company for sustained growth in the future, better performance and greater returns for shareholders, and the Company’s ability to achieve its financial objectives. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, inflationary pressures and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, including reduction in operating hours, labor shortages, and facility closures resulting in production delays at the Company’s manufacturers, quality issues, price increases or other risks associated with foreign sourcing; the cost, including the effect of inflationary pressures, and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; the impact of changes in general economic conditions and/or the credit markets on the Company’s manufacturers, distributors, suppliers, joint venture partners and wholesale customers; changes in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; risks of breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain and distribution system, including service disruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; risks relating to stockholder activism; the potential effects of outbreaks of COVID-19 or future health crises on the Company’s business, operations, financial results and liquidity; the risk of impairment to goodwill and other intangibles; the success of the Company’s restructuring and realignment initiatives undertaken from time to time; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

# # #

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except earnings per share)

	Quarter Ended		Year-To-Date Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Revenue	$425.2	$589.1	$820.1	$1,188.5
Cost of goods sold	242.0	361.3	455.5	724.4
Gross profit	183.2	227.8	364.6	464.1
Gross margin	43.1%	38.7%	44.5%	39.0%

Selling, general and administrative expenses	166.6	195.5	343.4	407.5
Gain on sale of business, trademarks and long-lived assets	—	—	—	(20.1)
Impairment of long-lived assets	3.2	15.6	9.3	15.6
Environmental and other related costs (income), net of recoveries	(15.7)	(29.4)	(14.1)	(30.3)
Operating expenses	154.1	181.7	338.6	372.7
Operating expenses as a % of revenue	36.2%	30.8%	41.3%	31.4%

Operating profit	29.1	46.1	26.0	91.4
Operating margin	6.8%	7.8%	3.2%	7.7%

Interest expense, net	11.9	16.1	23.9	31.9
Other expense (income), net	(0.8)	(0.4)	(1.6)	0.8
Total other expenses	11.1	15.7	22.3	32.7
Earnings before income taxes	18.0	30.4	3.7	58.7

Income tax expense	2.4	6.0	1.8	16.3
Effective tax rate	13.1%	19.8%	47.8%	27.8%

Net earnings	15.6	24.4	1.9	42.4

Less: net earnings (loss) attributable to noncontrolling interests	1.4	0.4	2.2	(0.6)
Net earnings (loss) attributable to Wolverine World Wide, Inc.	$14.2	$24.0	$(0.3)	$43.0
Diluted earnings (loss) per share	$0.17	$0.30	$(0.01)	$0.53

Supplemental information:
Net earnings used to calculate diluted earnings (loss) per share	$13.7	$23.5	$(0.9)	$42.0
Shares used to calculate diluted earnings (loss) per share	80.0	79.5	79.9	79.3

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
(In millions)

	June 29, 2024	July 1, 2023
ASSETS
Cash and cash equivalents	$148.3	$176.5
Accounts receivables, net	272.2	241.5
Inventories, net	297.1	647.9
Current assets held for sale	—	19.1
Other current assets	73.2	78.9
Total current assets	790.8	1,163.9
Property, plant and equipment, net	90.2	134.3
Lease right-of-use assets	103.6	155.4
Goodwill and other indefinite-lived intangibles	599.2	748.9
Other noncurrent assets	212.5	154.8
Total assets	$1,796.3	$2,357.3

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accrued liabilities	$398.0	$530.0
Lease liabilities	32.6	39.2
Current maturities of long-term debt	10.0	10.0
Borrowings under revolving credit agreements	225.0	385.0
Total current liabilities	665.6	964.2
Long-term debt	579.7	718.5
Lease liabilities, noncurrent	119.8	146.7
Other noncurrent liabilities	160.8	161.0
Stockholders' equity	270.4	366.9
Total liabilities and stockholders' equity	$1,796.3	$2,357.3

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Year-To-Date Ended
	June 29, 2024	July 1, 2023
OPERATING ACTIVITIES:
Net earnings	$1.9	$42.4
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization	13.3	17.1
Deferred income taxes	(0.7)	(0.6)
Stock-based compensation expense	9.8	7.8
Pension and SERP expense	(0.3)	0.8
Impairment of long-lived assets	9.3	15.6
Environmental and other related costs, net of cash payments	(31.7)	(41.0)
Gain on sale of business, trademarks and long-lived assets	—	(20.1)
Other	(8.2)	(0.9)
Changes in operating assets and liabilities	(3.9)	24.8
Net cash provided by (used in) operating activities	(10.5)	45.9

INVESTING ACTIVITIES:
Additions to property, plant and equipment	(8.1)	(14.2)
Proceeds from sale of business, trademarks and long-lived assets, net of cash disposed of	92.5	81.9
Proceeds from company-owned insurance policy liquidations	7.9	—
Other	(2.4)	(0.7)
Net cash provided by investing activities	89.9	67.0

FINANCING ACTIVITIES:
Payments under revolving credit agreements	(299.0)	(475.0)
Borrowings under revolving credit agreements	219.0	435.0
Proceeds from company-owned insurance policies	7.0	—
Payments on long-term debt	(26.7)	(5.0)
Payments of debt issuance costs	—	(0.9)
Cash dividends paid	(16.2)	(16.4)
Employee taxes paid under stock-based compensation plans	(1.7)	(5.7)
Proceeds from the exercise of stock options	—	0.1
Contributions from noncontrolling interests	—	2.1
Net cash used in financing activities	(117.6)	(65.8)

Effect of foreign exchange rate changes	1.9	(2.5)
Increase (decrease) in cash and cash equivalents	(36.3)	44.6

Cash and cash equivalents at beginning of the year	184.6	135.5
Cash and cash equivalents at end of the quarter	$148.3	$180.1

The following tables contain information regarding the non-GAAP financial measures used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

Q2 2024 RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED
REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2024-Q2	Foreign Exchange Impact	Constant Currency Basis 2024-Q2	GAAP Basis 2023-Q2	Reported Change	Constant Currency Change
REVENUE
Active Group	$305.9	$0.8	$306.7	$383.3	(20.2)%	(20.0)%
Work Group	105.0	(0.1)	104.9	117.8	(10.9)%	(11.0)%
Other	14.3	—	14.3	88.0	(83.8)%	(83.8)%
Total	$425.2	$0.7	$425.9	$589.1	(27.8)%	(27.7)%

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Divestiture (1)	As Adjusted

Revenue - Fiscal 2024 Q2	$425.2	$0.4	$424.8

Revenue - Fiscal 2023 Q2	$589.1	$68.3	$520.8
(1)Q2 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. Q2 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED GROSS MARGIN
TO ADJUSTED GROSS MARGIN *
(Unaudited)
(In millions)

	GAAP Basis	Divestiture (1)	As Adjusted

Gross Profit - Fiscal 2024 Q2	$183.2	$(0.3)	$182.9

Gross margin	43.1%		43.1%

Gross Profit - Fiscal 2023 Q2	$227.8	$(24.4)	$203.4

Gross margin	38.7%		39.1%
(1)Q2 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. Q2 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING EXPENSES
TO ADJUSTED OPERATING EXPENSES*
(Unaudited)
(In millions)

	GAAP Basis	Adjustment (1)	Divestiture (2)	As Adjusted

Operating expenses - Fiscal 2024 Q2	$154.1	$3.5	$(1.5)	$156.1

Operating expenses - Fiscal 2023 Q2	$181.7	$11.7	$(23.4)	$170.0
(1)Q2 2024 adjustments reflect $15.7 million of environmental and other related costs net of recoveries, partially offset by $9.0 million of reorganization costs and $3.2 million for impairments of long-lived assets. Q2 2023 adjustments reflect $29.4 million of environmental and other related costs net of recoveries, partially offset by $15.6 million for impairments of long-lived assets and $2.1 million of reorganization costs.

(2)Q2 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. Q2 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	Divestiture (2)	As Adjusted

Operating Profit - Fiscal 2024 Q2	$29.1	$(3.5)	$1.2	$26.8

Operating margin	6.8%			6.3%

Operating Profit - Fiscal 2023 Q2	$46.1	$(11.7)	$(0.9)	$33.5

Operating margin	7.8%			6.4%
(1)Q2 2024 adjustments reflect $15.7 million of environmental and other related costs net of recoveries, partially offset by $9.0 million of reorganization costs and $3.2 million for impairments of long-lived assets. Q2 2023 adjustments reflect $29.4 million of environmental and other related costs net of recoveries, partially offset by $15.6 million for impairments of long-lived assets and $2.1 million of reorganization costs.

(2)Q2 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. Q2 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	Divestiture (2)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2024 Q2	$0.17	$(0.03)	$0.01	$0.15	$0.01	$0.16

EPS - Fiscal 2023 Q2	$0.30	$(0.10)	$(0.01)	$0.19
(1)Q2 2024 adjustments reflect environmental and other related costs net of recoveries, partially offset by impairments of long-lived assets and reorganization costs. Q2 2023 adjustments reflect environmental and other related costs net of recoveries, partially offset by impairments of long-lived assets and reorganization costs.

(2)Q2 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. Q2 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED INVENTORY
TO ADJUSTED INVENTORY*
(Unaudited)
(In millions)

	GAAP Basis	Divestiture (1)	As Adjusted

Inventory - 2024 Q2	$297.1	$—	$297.1

Inventory - 2024 Q1	$354.3	$—	$354.3

Inventory - 2023 Q4	$373.6	$—	$373.6

Inventory - 2023 Q3	$563.8	$100.6	$463.2

Inventory - 2023 Q2	$647.9	$113.3	$534.6

Inventory - 2023 Q1	$725.9	$120.5	$605.4
(1)Adjustments reflect the Sperry business and consolidated China joint ventures inventory included in the consolidated condensed balance sheet.

DIVESTITURE
FINANCIAL SUMMARY
(Unaudited)
(In millions, except per share amounts)

In order to provide visibility regarding the financial impact of completed divestitures, the Company has provided additional information within the supplemental table below. The items included in the tables represent amounts that are reflected in the reported fiscal 2024 and 2023 results that are related to businesses the Company has sold. The Company believes providing the following information is helpful to better understand the impact of the divestitures on the Company's ongoing business.

	Q1	Q2	Q3	Q4	2024 YTD
Revenue - Impact
Sperry business (1)	$4.1	$0.4	$—	$—	$4.5
Total Revenue - Impact	$4.1	$0.4	$—	$—	$4.5

Operating profit - Impact
Sperry business (1)	$(8.2)	$(1.2)	$—	$—	$(9.4)
Wolverine Leathers business (2)	(0.6)	—	—	—	(0.6)
Total Operating profit - Impact	$(8.8)	$(1.2)	$—	$—	$(10.0)

Net earnings per share - Impact	$(0.10)	$(0.01)	$—	$—	$(0.11)

	Q1	Q2	Q3	Q4	2023 Full-Year
Revenue - Impact
Sperry business (1)	$62.9	$57.4	$46.2	$40.7	$207.2
Wolverine Leathers business (2)	12.5	10.9	8.2	5.5	37.1
Keds business (3)	6.5	—	—	—	6.5
Total Revenue - Impact	$81.9	$68.3	$54.4	$46.2	$250.8

Operating profit - Impact
Sperry business (1)	$(2.3)	$0.2	$(4.0)	$(4.2)	$(10.3)
Wolverine Leathers business (2)	1.4	0.8	1.1	—	3.3
Keds business (3)	(1.9)	—	—	—	(1.9)
Total Operating profit - Impact	$(2.8)	$1.0	$(2.9)	$(4.2)	$(8.9)

Net earnings per share - Impact	$(0.03)	$0.01	$(0.03)	$(0.04)	$(0.09)
(1) The Sperry® business reflects the revenue and operating profit from sale of Sperry® products through the sale of the Sperry® business effective January 10, 2024. The amounts also include revenue and operating profit associated with Sperry® stores not included in the divestiture which the Company has closed or is in the process of closing, costs associated with Sperry® employees not included in the divestiture transaction and costs incurred winding down the Sperry® business, including the Sperry® business with joint venture partners, that are not covered by the transition service agreement. The Sperry® business revenue and operating profit will not reoccur after the Company closes all of the Sperry® stores that were not divested and completes the transition of the Sperry® business and employees.
(2) The Wolverine Leathers business line item reflects revenue and operating profit from the Wolverine Leathers business that will not reoccur after the Wolverine Leathers business is sold. The Company divested the U.S. Wolverine Leathers business in August 2023 and divested the non-U.S. Wolverine Leathers business in December 2023. The Wolverine Leathers costs incurred in 2024 are associated with employees not included in the divestiture transaction.
(3) The Keds® business line item reflects the revenue and operating profit from sale of Keds® products that will not reoccur after the Company's first period in fiscal 2023 as a result of the sale of the global Keds® business effective February 4, 2023.

RECONCILIATION OF 2023 REPORTED REVENUE
TO ADJUSTED REVENUE FOR COMPARISON
TO 2024 GUIDANCE*
(Unaudited)
(In millions)

	GAAP Basis	Keds and Leathers Divestiture (1)	Sperry Divestiture (2)	As Adjusted

Revenue - Fiscal 2023	$2,242.9	$43.6	$207.2	$1,992.1
(1)Adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.
(2)Adjustments reflect the Sperry business results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED 2023 OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN FOR COMPARISON
TO 2024 GUIDANCE*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	Keds and Leathers Divestiture (2)	Sperry Divestiture (3)	As Adjusted

Operating Profit (Loss) - Fiscal 2023	$(68.2)	$137.1	$(1.4)	$10.3	$77.8

Operating margin	(3.0)%				3.9%
(1)Adjustments reflect $185.3 million for a non-cash impairment of long-lived assets, $47.1 million of reorganization costs, and $5.5 million of costs associated with divestitures, partially offset by $90.4 million gain on the sale of businesses, trademarks and long-lived assets and $10.4 million of environmental and other related costs net of recoveries.

(2)Adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.
(3)Adjustments reflect the Sperry business results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED 2023 DILUTED EPS TO ADJUSTED
DILUTED EPS FOR COMPARISON
TO 2024 GUIDANCE*
(Unaudited)

	GAAP Basis	Adjustments (1)	Keds and Leathers Divestiture (2)	Sperry Divestiture (3)	As Adjusted

EPS - Fiscal 2023	$(0.51)	$0.57	$(0.01)	$0.10	$0.15
(1)Adjustments reflect non-cash impairment of long-lived assets, reorganization costs, costs associated with divestitures, debt modification costs, partially offset by gain on the sale of businesses, trademarks and long-lived assets, environmental and other related costs net of recoveries, and SERP curtailment gain.

(2)Adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.
(3)Adjustments reflect the Sperry business results included in the consolidated condensed statement of operations.

2024 GUIDANCE RECONCILIATION TABLES
RECONCILIATION OF REPORTED GUIDANCE TO ADJUSTED GUIDANCE,
REPORTED DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS
GUIDANCE AND SUPPLEMENTAL INFORMATION*
(Unaudited)
(In millions, except earnings per share)

	GAAP Basis	Divestiture Adjustments (1)	Other Adjustments (2)	As Adjusted

Revenue - Fiscal 2024 Full Year	$1,714 - $1,734	$(4)		$1,710 - $1,730

Gross Margin - Fiscal 2024 Full Year	44.4%	0.1%		44.5%

Operating Margin - Fiscal 2024 Full Year	6.0%	0.7%	0.7%	7.4%

Dilutive EPS - Fiscal 2024 Full Year	$0.53 -$0.63	$0.10	$0.12	$0.75 - $0.85

Fiscal 2024 Full Year Supplemental information:

Net Earnings	$44 -$52	$8	$10	$62 - $70

Net Earnings used to calculate diluted earnings per share	$42 - $50	$8	$10	$60 - $68

Shares used to calculate diluted earnings per share	79.9			79.9
(1)2024 adjustments reflect financial results for the Sperry® business and Sperry® stores that were not divested which the Company is closing in 2024.
(2)2024 adjustments reflect estimated environmental and other related costs net of recoveries, impairment of long-lived assets and reorganization costs.

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if environmental and other related costs net of recoveries, non-cash impairment of long-lived assets and reorganization costs. The financial results of the ongoing business for 2023 and the second quarter of 2024 exclude financial results from the Sperry business, the Keds business and Wolverine Leathers business. Adjusted inventory excludes the Sperry business and the Company’s China joint ventures. The adjusted 2024 outlook excludes financial results from the Sperry business and Sperry® stores that were not divested, which the Company is closing in 2024. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of the Company's core ongoing operating business results and to better identify trends in the Company's ongoing business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.

For purposes of providing additional information regarding year-over-year revenue comparisons, the below table adjusts 2023 revenue for divestitures and business model changes.

DIVESTITURE AND BUSINESS MODEL CHANGES

RECONCILIATION OF 2023 REPORTED REVENUE
TO ADJUSTED REVENUE*
(Unaudited)
(In millions)

	Q1	Q2	Q3	Q4	FY

Revenue - Fiscal 2023	$599.4	$589.1	$527.7	$526.7	$2,242.9
Adjustment for divestitures (1)

Leathers	(12.5)	(10.9)	(8.2)	(5.5)	(37.1)
Keds	(6.5)	—	—	—	(6.5)
Sperry	(62.9)	(57.4)	(46.2)	(40.7)	(207.2)

Ongoing business (2)	$517.5	$520.8	$473.3	$480.5	$1,992.1

Adjustments for 2023 business model changes (3)	(13.0)	(13.5)	(16.9)	(13.9)	(57.3)
Adjustments for 2024 business model changes (4)	—	(6.7)	(7.5)	(3.3)	(17.5)

Ongoing business adjusted for business model changes	$504.5	$500.6	$448.9	$463.3	$1,917.3
(1)Divestitures: Keds sold in February 2023, Leathers US sold August 2023, Leathers non-US sold December 2023, Sperry sold in January 2024.
(2)Ongoing business excludes the impact of the Wolverine Leathers, Keds and Sperry businesses.
(3)Business model changes occurring in 2023 provided for enhanced comparability, include the impact of Hush Puppies North America transition to licensing model, Hush Puppies IP sale, and China joint venture converted to distributor model.

(4)Business model changes occurring in 2024 provided for enhanced comparability, include the impact of Merrell and Saucony Kids transition to licensing model.